Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998


                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION
2W Underwater Contractors Limited                                  100.0            United Kingdom
American Thai Barite Limited                                       100.0            Thailand
AOC Australia Pty. Ltd.                                            100.0            Australia
AOC International Limited                                          100.0            United Kingdom
AOC Wood Contractors Limited                                        50.0            United Kingdom
Asian Marine Contractors Limited                                   100.0            Mauritius
Atlantic Minerals and Products Corporation                         100.0            Florida
AVA (U.K.) Limited                                                 100.0            England
AVA S.A.R.L.                                                       100.0.           France
Avalon Financial Services, Ltd.                                    100.0            Cayman Islands
Axelson Pump Company                                               100.0            Delaware
Axelson, Inc.                                                      100.0            Delaware
Baroid (Far East) Pte. Ltd.                                        100.0            Singapore
Baroid Caribbean Limited                                            50.0            Cayman Islands
Baroid Corporation                                                 100.0            England
Baroid Corporation of Canada Ltd.                                  100.0            Canada
Baroid de Venezuela, S.A.                                           99.73           Venezuela
Baroid Equipment, Inc.                                             100.0            California
Baroid GmbH                                                        100.0            Germany
Baroid International Inc.                                          100.0            Delaware
Baroid International Trading Corporation                           100.0            Delaware
Baroid Limited                                                     100.0            England
Baroid Middle East, Inc.                                           100.0            Delaware
Baroid Nigeria, Inc.                                               100.0            Delaware
Baroid of Nigeria Limited                                           60.0            Nigeria
Baroid Sales Export Corporation                                    100.0            Delaware
Baroid Technology, Inc.                                            100.0            Delaware
Basin Surveys, Inc.                                                100.0            West Virginia
Breswater Marine Contracting BV                                    100.0            Netherlands
Brown & Root (Overseas) Limited                                    100.0            United Kingdom
Brown & Root AOC Limited                                           100.0            United Kingdom
Brown & Root Condor SPA                                             49.0            Algeria
Brown & Root Ealing Technical Services Limited                     100.0            United Kingdom
Brown & Root Energy Services A/S                                   100.0            Norway
Brown & Root Energy Services Pty. Ltd.                             100.0            Australia
Brown & Root Far East Engineers Pte. Ltd.                          100.0            Delaware
Brown & Root Highlands Fabricators Limited                         100.0            United Kingdom
Brown & Root Holdings, Inc.                                        100.0            Delaware
Brown & Root International, Inc.                                   100.0            Delaware


                                      21-1


                                                                                                 Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998

                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION

Brown & Root International, Inc.                                   100.0            Panama
Brown & Root Limited                                               100.0            United Kingdom
Brown & Root McDermott Fabricators                                  50.0            United Kingdom
Brown & Root NA Limited                                             50.0            British Virgin Islands
Brown & Root Projects Limited                                      100.0            United Kingdom
Brown & Root Pty Limited                                           100.0            Australia
Brown & Root Saudi Limited Co.                                      49.0            Saudi Arabia
Brown & Root Services Corporation                                  100.0            Delaware
Brown & Root Technical Services, Inc.                              100.0            Delaware
Brown & Root Technology Limited                                    100.0            United Kingdom
Brown & Root, Inc.                                                 100.0            Delaware
Canadian Baroid Sales Ltd.                                         100.0            Canada
CEBO International B.V.                                             50.0            Netherlands
Compania Transandina de Exportacion, Inc.                          100.0            Delaware
Conkel, S. de R.L. de C.V.                                         100.0            Mexico
Dawson Group Pty. Ltd.                                             100.0            Australia
DB Stratabit GmbH                                                  100.0            Germany
DB Stratabit Limited                                               100.0            Scotland
DB Stratabit Pte. Ltd.                                             100.0            Singapore
DB Stratabit S. A. R. L.                                           100.0            Tunisia
DB Stratabit S.A.                                                  100.0            Belgium
DBS - Tunisie                                                      100.0            Tunisia
Devonport Royal Dockyard Limited                                    51.0            United Kingdom
Dorhold Limited                                                     51.0            United Kingdom
Dressbi, L.L.C.                                                    100.0            Texas
Dresser (Algeria), Inc.                                            100.0            Delaware
Dresser (Holdings) Limited                                         100.0            England
Dresser Acquisitions Limited                                       100.0            England
Dresser AG                                                         100.0            Liechtenstein
Dresser Anstalt                                                    100.0            Liechtenstein
Dresser Argentina S.A.                                             100.0            Argentina
Dresser AS                                                         100.0            Norway
Dresser Australia Pty. Ltd.                                        100.0            Australia
Dresser B.V.                                                       100.0            Netherlands
Dresser Canada, Inc.                                               100.0            Canada
Dresser Caspian, Inc.                                              100.0            Delaware
Dresser Corporation                                                100.0            Nevada
Dresser de Venezuela, C.A.                                         100.0            Venezuela
Dresser Europe S.A.                                                100.0            Belgium

                                      21-2


                                                                                                 Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998

                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION

Dresser Far East, Inc.                                             100.0            Delaware
Dresser Foreign Sales Corporation Limited                          100.0            Guam
Dresser Group Pension Trustee Limited                              100.0            England
Dresser Holding, Inc.                                              100.0            Delaware
Dresser Holmes Limited                                             100.0            England
Dresser Industria e Comercio Ltda.                                 100.0            Brazil
Dresser Industrial Products B.V.                                   100.0            Netherlands
Dresser International Sales Corporation                            100.0            Delaware
Dresser International, Ltd.                                        100.0            Delaware
Dresser Investments N.V.                                           100.0            Netherlands Antilles
Dresser Ireland Finance Company                                    100.0            Ireland
Dresser Italia S.p.A.                                              100.0            Italy
Dresser Japan Ltd.                                                 100.0            Japan
Dresser Kellogg Energy Services Limited                            100.0            England
Dresser Kellogg Energy Services, Inc.                              100.0            Delaware
Dresser Korea, Inc.                                                100.0            Korea
Dresser Minerals International, Inc.                               100.0            Texas
Dresser Netherlands B.V.                                           100.0            Netherlands
Dresser Oil Tools, Inc.                                            100.0            Delaware
Dresser Oilfield Gabon S.a.r.L.                                    100.0            Gabon
Dresser Oilfield Operations (Nigeria) Limited                      100.0            Nigeria
Dresser Oilfield Operations (Nigeria), Inc.                        100.0            Delaware
Dresser Oilfield Services B.V.                                     100.0            Netherlands
Dresser Oilfield Services, Inc.                                    100.0            Delaware
Dresser Polska Sp. z o. o                                          100.0            Poland
Dresser Produits Industriels                                       100.0            France
Dresser Russia, Inc.                                               100.0            Delaware
Dresser Services, Inc.                                             100.0            Delaware
Dresser Singapore Pte. Ltd.                                        100.0            Singapore
Dresser South Africa (Pty.) Ltd.                                   100.0            South Africa
Dresser U.K. Limited                                               100.0            England
Dresser U.K. Pensions Limited                                      100.0            England
Dresser Wayne AB                                                   100.0            Sweden
Dresser-Nagano, Inc.                                                71.04           Delaware
Dresser-Rand (Nigeria) Ltd.                                         60.0            Nigeria
Dresser-Rand (U.K.) Ltd.                                           100.0            England
Dresser-Rand A/S                                                   100.0            Norway
Dresser-Rand B.V.                                                  100.0            Netherlands
Dresser-Rand Canada, Inc.                                           51.0            Canada

                                      21-3


                                                                                                 Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998

                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION

Dresser-Rand Company (Partnership)                                  51.0            New York
Dresser-Rand Compression Services, S.A.                            100.0            Switzerland
Dresser-Rand de Venezuela S.A.                                     100.0            Venezuela
Dresser-Rand GmbH                                                  100.0            Germany
Dresser-Rand Holding Company                                       100.0            Delaware
Dresser-Rand International B.V.                                    100.0            Netherlands
Dresser-Rand Italia S.r.L.                                         100.0            Italy
Dresser-Rand Japan Ltd.                                            100.0            Japan
Dresser-Rand Overseas Sales Company                                100.0            Delaware
Dresser-Rand Power, Inc.                                           100.0            Delaware
Dresser-Rand S.A.                                                  100.0            France
Dresser-Rand Sales Company, S.A.                                   100.0            Switzerland
Dresser-Rand Services B.V.                                         100.0            Netherlands
DRSS Company (Partnership)                                         100.0            New York
European Marine Contractors Limited                                 50.0            United Kingdom
Fann Instrument Company                                            100.0            Delaware
G&H Management Company                                             100.0            Delaware
GAZDMD Avtomatika                                                  100.0            Russia
GeoGraphix, Inc.                                                   100.0            Colorado
Granherne (Holdings) Ltd.                                          100.0            England
Granherne Information Systems Limited                              100.0            England
Granherne International (Holdings) Ltd.                            100.0            England
Granherne International Limited                                    100.0            England
Granherne Limited                                                  100.0            England
Grove Foreign Sales Corporation                                    100.0            Barbados
Halliburton (Proprietary) Limited                                  100.0            South Africa
Halliburton A/S                                                    100.0            Norway
Halliburton Affiliates Corporation                                 100.0            Delaware
Halliburton Argentina SA                                           100.0            Argentina
Halliburton Australia Pty. Ltd.                                    100.0            Australia
Halliburton BV                                                     100.0            Netherlands
Halliburton Canada Inc.                                            100.0            Canada
Halliburton Company Germany GmbH                                   100.0            Germany
Halliburton de Mexico, SA de CV                                    100.0            Mexico
Halliburton Delaware, Inc.                                         100.0            Delaware
Halliburton Denmark A/S                                            100.0            Denmark
Halliburton Energy Services Nigeria Limited                         80.0            Nigeria
Halliburton Energy Services, Inc.                                  100.0            Delaware
Halliburton Equipment Company SAE                                   75.0            Egypt

                                      21-4



                                                                                                 Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998

                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION

Halliburton Global, Ltd.                                           100.0            Cayman Islands
Halliburton Holdings Limited                                       100.0            United Kingdom
Halliburton Holdings, Inc.                                         100.0            Delaware
Halliburton International, Inc.                                    100.0            Delaware
Halliburton Italiana SpA                                           100.0            Italy
Halliburton Latin America SA                                       100.0            Panama
Halliburton Limited                                                100.0            United Kingdom
Halliburton Manufacturing and Services Limited                     100.0            United Kingdom
Halliburton Norway, Inc.                                           100.0            Delaware
Halliburton NUS Corporation                                        100.0            Delaware
Halliburton Offshore Services, Inc.                                100.0            Delaware
Halliburton Overseas Limited                                       100.0            Cayman Islands
Halliburton Products & Services Limited                            100.0            Cayman Islands
Halliburton SAS                                                    100.0            France
Halliburton Servicos Ltda.                                         100.0            Brazil
Halliburton Singapore Pte. Ltd.                                    100.0            Singapore
Halliburton Trinidad Limited                                       100.0            Trinidad
Halliburton West Africa Ltd.                                       100.0            Delaware
Halliburton Worldwide Limited                                      100.0            Cayman Islands
HBR Energy, Inc.                                                   100.0            Delaware
Howard Humphreys & Partners Limited                                100.0            United Kingdom
Howard Humphreys Group Limited                                     100.0            United Kingdom
Hunting-Brae Limited                                                31.0            United Kingdom
Intercontinental Services Limited                                  100.0            Virgin Islands
International Administrative Services, Ltd.                        100.0            Cayman Islands
K.R.S.A. Limited                                                   100.0            England
KCI Constructors, Inc.                                             100.0            Delaware
Kellogg (Malaysia) Sdn. Bhd.                                       100.0            Malaysia
Kellogg Algeria, Inc.                                              100.0            Delaware
Kellogg Cardon, C.A.                                               100.0            Venezuela
Kellogg China, Inc.                                                100.0            Delaware
Kellogg Construction Limited                                       100.0            England
Kellogg Development Corporation                                    100.0            Delaware
Kellogg Far East, Inc.                                             100.0            Delaware
Kellogg Foreign Sales Corporation                                  100.0            Barbados
Kellogg Holland B.V.                                               100.0            Netherlands
Kellogg India Limited                                              100.0            Delaware
Kellogg Indonesia, Inc.                                            100.0            Delaware
Kellogg International Corporation                                  100.0            Delaware

                                      21-5


                                                                                                 Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998

                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION

Kellogg International Services Corporation                         100.0            Delaware
Kellogg International Services Limited                             100.0            Cayman Islands
Kellogg Iran, Inc.                                                 100.0            Delaware
Kellogg ISL Limited                                                100.0            Cayman Islands
Kellogg Italy, Inc.                                                100.0            Delaware
Kellogg Korea, Inc.                                                100.0            Delaware
Kellogg Malaysia, Inc.                                             100.0            Delaware
Kellogg Mexico, Inc.                                               100.0            Delaware
Kellogg Middle East Limited                                        100.0            Delaware
Kellogg Middle East Services, Inc.                                 100.0            Delaware
Kellogg Nigeria, Inc.                                              100.0            Delaware
Kellogg Offshore Limited                                           100.0            England
Kellogg Overseas Construction Corporation                          100.0            Delaware
Kellogg Overseas Corporation                                       100.0            Delaware
Kellogg Overseas Services Corporation                              100.0            Panama
Kellogg Pan American Corporation                                   100.0            Delaware
Kellogg Pan American, C.A.                                         100.0            Venezuela
Kellogg Plant Services Limited                                     100.0            England
Kellogg Plant Services, Inc.                                       100.0            Delaware
Kellogg Rust Services, Inc.                                        100.0            Delaware
Kellogg Rust Synfuels, Inc.                                        100.0            Delaware
Kellogg Saudi Arabia Limited                                       100.0            Delaware
Kellogg Services, Inc.                                             100.0            Delaware
KESA Limited                                                       100.0            England
Kinhill Holdings Pty. Ltd.                                         100.0            Australia
KPA, S.A. de C.V.                                                  100.0            Mexico
KRW Energy Systems, Inc.                                            80.0            Delaware
Kuwait Kellogg Ltd.                                                100.0            Delaware
Landmark America Latina, SA                                        100.0            Delaware
Landmark EAME, Limited                                             100.0            United Kingdom
Landmark Graphics Corporation                                      100.0            Delaware
Landmark Graphics Europe/Africa, Inc.                              100.0            Delaware
Landmark Graphics International, Inc.                              100.0            Texas
Landmark Sales Corporation                                         100.0            Barbados
Laurel Financial Services BV                                       100.0            Netherlands
M. W. Kellogg Company Limited                                      100.0            Canada
M. W. Kellogg Constructors, Inc.                                   100.0            Delaware
M. W. Kellogg Holdings, Inc.                                       100.0            Delaware
M. W. Kellogg Technology Company                                   100.0            Delaware

                                      21-6


                                                                                                 Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998

                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION

M. W. Kellogg-Delaware, Inc.                                       100.0            Delaware
M.W. Kellogg (Eastern Hemisphere) Limited                          100.0            England
M.W. Kellogg (Pensions) Limited_                                   100.0            England
M.W. Kellogg Group Limited                                         100.0            England
M.W. Kellogg International Limited                                 100.0            England
M.W. Kellogg Limited                                               100.0            England
Malaysian Barite Sdn. Bhd.                                         100.0            Malaysia
Management Logistics, Inc.                                         100.0            Delaware
Masoneilan (S.E.A.) Private Limited                                100.0            Singapore
Masoneilan HP + HP GmbH                                            100.0            Germany
Masoneilan Interacional, S.A. de C.V.                              100.0            Mexico
Masoneilan International, Inc.                                     100.0            Delaware
Masoneilan S.A.                                                    100.0            Spain
Middle East Technologies, Inc.                                     100.0            Delaware
MIHC, Inc.                                                         100.0            Delaware
Mono Group                                                         100.0            Scotland
Mono Pumps (Australia) Pty. Limited                                100.0            Australia
Mono Pumps (Manufacturing) Limited                                 100.0            England
Mono Pumps Limited                                                 100.0            England
Monoflo, Inc.                                                      100.0            Delaware
MWKL Field Services Limited                                        100.0            Cayman Islands
MWKL Middle East Limited                                           100.0            England
NMR Corporation                                                    100.0            Delaware
Norsk Modifikajon og Vedikehold Service AS                         100.0            Norway
North Sea Assets Limited                                           100.0            Scotland
NUMAR Corporation                                                  100.0            Pennsylvania
NUMAR Oilfield Services, Inc.                                      100.0            Pennsylvania
OGC International                                                  100.0            United Kingdom
Overseas Marine Leasing Company                                    100.0            Delaware
Petroleum Information & Equipment Services
    Pte. Ltd.                                                      100.0            Singapore
Property and Casualty Insurance Ltd. - U.S.                        100.0            Vermont
Property and Casualty Insurance, Limited                           100.0            Bermuda
PT Gema Sembrown                                                    45.0            Indonesia
PT Halliburton Drilling Systems Indonesia                           80.0            Indonesia
PT Halliburton Indonesia                                            80.0            Indonesia
PT Halliburton Logging Services Indonesia                           80.0            Indonesia
Pullman Incorporated Capital Corporation                           100.0            Delaware
Pullman Kellogg Plant Services Algeria, Inc.                       100.0            Delaware

                                      21-7


                                                                                                 Exhibit 21

                                                HALLIBURTON COMPANY
                                          SUBSIDIARIES OF THE REGISTRANT
                                                 DECEMBER 31, 1998

                                                                                            STATE OR
                                                                 OWNERSHIP                 COUNTRY OF
NAME OF COMPANY                                                 PERCENTAGE                INCORPORATION

Quimicas do Brazil Limitada                                        100.0            Brazil
Rockwater Holdings Limited                                         100.0            United Kingdom
Rockwater Limited                                                  100.0            United Kingdom
Rockwater Offshore Contractors 2 BV                                100.0            Netherlands
Rockwater, Inc.                                                    100.0            Delaware
Seaforth Maritime Limited                                          100.0            United Kingdom
Security DBS B.V.                                                  100.0            Netherlands
Servicios Halliburton de Venezuela, SA                             100.0            Delaware
Societe Kellogg                                                    100.0             Delaware
Southwest Industries, Inc.                                         100.0             Delaware
Sperry-Sun (U.K.) Limited                                          100.0             England
Sperry-Sun International, Inc.                                     100.0             Delaware
Sperry-Sun Saudia Company Limited                                   75.0   (3)       Saudi Arabia
Studebaker-Worthngton (U.K.) Limited                               100.0             England
Sub Sea International, Inc.                                        100.0             Delaware
Sub Sea Offshore (Holdings) Limited                                100.0             England
Sub Sea Offshore Limited                                           100.0             England
Sub Sea Offshore Pte. Ltd.                                         100.0             Singapore
Symington Wayne Overseas, Ltd.                                     100.0             Canada
T. K. Valve Holdings                                               100.0             England
The M. W. Kellogg Company                                          100.0             Delaware
TK Valve Limited                                                   100.0             England
TSKJ Nigeria, Limited                                              100.0             Nigeria
Turbodyne Electric Power Corporation                               100.0             Delaware
Wellstream International, Inc.                                     100.0             Delaware
Wellstream, Inc.                                                   100.0             Delaware
Wheatley Pump Incorporated                                         100.0             Delaware
Worthington-Simpson Ltd.                                           100.0             England

(1) Each of the subsidiaries named conducts its business under its corporate name and, in a few instances, under a shortened form of its corporate name.

(2) The names of approximately 270 subsidiaries have been omitted since the unnamed subsidiaries considered in the aggregate would not constitute a significant subsidiary as defined by Item 601(b)(21).

(3)    Shares held in trust by NL Industries, Inc.

                                      21-8